UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2024
SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
18 E. Dover St., Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 763-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	SHBI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Other Events.
On May 22, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Shore Bancshares, Inc. (the “Company”) approved the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to completion of Crowe’s standard client acceptance procedures and execution of an engagement letter, and dismissed Yount, Hyde & Barbour, P.C. (“YHB”), as the Company’s independent registered public accounting firm.
During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through May 21, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.
The reports of YHB on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that YHB’s report on the Company’s internal control over financial reporting as of December 31, 2023 contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to material weaknesses.
During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through May 21, 2024, there have been no disagreements with YHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of YHB, would have caused YHB to make reference thereto in its reports on the Company’s consolidated financial statements.
During the years ended December 31, 2023 and 2022 and the interim period from December 31, 2023 through May 21, 2024, there have been no “reportable events” as described in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), other than the material weaknesses in internal control over financial reporting that were previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024 and a material weakness reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 9, 2024.
The Audit Committee engaged in discussions regarding these material weaknesses and remediation thereof with YHB, who has been authorized by the Company to respond fully to inquiries of the Company’s successor accountant concerning the material weaknesses.
The Company provided YHB with a copy of the above disclosure and requested that YHB furnish the Company with a letter addressed to the SEC stating whether YHB agrees with such disclosure and, if not, the respects in which it does not agree. The letter of YHB to the SEC, dated May 28, 2024, is filed as Exhibit 16.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The exhibits filed or furnished with this report are listed in the Exhibit Index.

Exhibit Number	Description
16.1	Letter dated May 28, 2024 from Yount, Hyde & Barbour, P.C. (filed herewith)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: May 28, 2024	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer
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